UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017

ART’S-WAY MANUFACTURING CO., INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of principal executive offices) (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2017, Art’s-Way Manufacturing Co., Inc. (the “Company”) entered into credit facility (the “Credit Facility”) with Bank Midwest, consisting of a $5,000,000 revolving line of credit (the “Line of Credit”), a $2,600,000 term loan due October 1, 2037 (“Term Loan A”) and a $600,000 term loan due October 1, 2019 (“Term Loan B”).

The maturity date of the Line of Credit is March 1, 2018. Any unpaid principal amount borrowed on the Line of Credit accrues interest at a floating rate per annum equal to 1.000% above the Wall Street Journal rate published from time to time in the money rates section of the Wall Street Journal. The interest rate floor is set at 4.250% per annum and the current interest rate is 5.250% per annum. The Line of Credit is payable upon demand by Bank Midwest, and monthly interest-only payments are required. If no earlier demand is made, the unpaid principal and accrued interest is due on the maturity date. The Line of Credit is governed by the terms of a Promissory Note, dated September 28, 2017, entered into between the Company and Bank Midwest (the “LOC Note”).

Term Loan A accrues interest at a rate of 5.000% for the first sixty months. Thereafter, Term Loan A will accrue interest at a floating rate per annum equal to 0.750% above the Wall Street Journal rate published from time to time in the money rates section of the Wall Street Journal. The interest rate floor is set at 4.150% per annum and the interest rate may only be adjusted by Bank Midwest once every five years. Term Loan A is payable upon demand by Bank Midwest, and monthly payments of principal and interest are required. Term Loan A is governed by the terms of a Promissory Note, dated September 28, 2017, entered into between the Company and Bank Midwest (“Note A”).

Term Loan B accrues interest at a rate of 5.000%. Term Loan B is payable upon demand by Bank Midwest and monthly payments of principal and interest are required. Term Loan B is governed by the terms of a Promissory Note, dated September 28, 2017, entered into between the Company and Bank Midwest (“Note B”).

In connection with the Line of Credit, the Company, Art’s-Way Scientific Inc. and Ohio Metal Working Products/Art’s-Way Inc. each entered into a Commercial Security Agreement with Bank Midwest, dated September 28, 2017 (the “Security Agreements”), pursuant to which each granted to Bank Midwest a first priority security interest in certain inventory, equipment, accounts, chattel paper, instruments, letters of credit and other assets to secure the obligations of the Company under the Line of Credit. Each of Art’s-Way Scientific Inc. and Ohio Metal Working Products/Art’s-Way Inc. also agreed to guarantee the obligations of the Company pursuant to the Line of Credit, as set forth in Commercial Guaranties, each dated September 28, 2017 (the “Commercial Guaranties”).

To further secure the Line of Credit, the Company has granted Bank Midwest a mortgage on its West Union, Iowa property, pursuant to a Mortgage, dated September 28, 2017 (the “West Union Mortgage”) and has entered into an Assignment of Rents for the same, pursuant to an Assignment of Rents, dated September 28, 2017 (the “West Union Assignment of Rents”), and Ohio Metal Working Products/Art’s-Way Inc. has granted Bank Midwest a mortgage on its property located in Canton, Ohio, pursuant to an Open-End Mortgage, dated September 28, 2017 (the “Ohio Mortgage”) and has entered into an Assignment of Rents for the same property, pursuant to an Assignment of Rents, dated September 28, 2017 (the “Ohio Assignment of Rents”).

To secure Term Loan A, the Company has granted Bank Midwest a mortgage on its Armstrong, Iowa and Monona, Iowa properties, pursuant to a Mortgage, dated September 28, 2017 (the “Iowa Mortgage”) and has entered into an Assignment of Rents for the same, pursuant to an Assignment of Rents, dated September 28, 2017 (the “Iowa Assignment of Rents”). To secure Term Loan B, the Company has granted Bank Midwest a mortgage on its Dubuque, Iowa property, pursuant to a Mortgage, dated September 28, 2017 (the “Dubuque Mortgage”) and has entered into an Assignment of Rents for the same, pursuant to an Assignment of Rents, dated September 28, 2017 (the “Dubuque Assignment of Rents”).

If the Company or its subsidiaries (as guarantors pursuant to the Commercial Guaranties) commits an event of default with respect to the LOC Note, Note A or Note B (collectively, the “Notes”) and fails or is unable to cure that default, Bank Midwest may immediately terminate its obligation, if any, to make additional loans to the Company and may accelerate the Company’s obligations under the Notes. Bank Midwest shall also have all other rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law and the various loan agreements. In addition, in an event of default, Bank Midwest may foreclose on the mortgaged property pursuant to the West Union Mortgage, the Ohio Mortgage, the Iowa Mortgage and the Dubuque Mortgage (collectively, the “Mortgages”).

The Credit Facility supersedes and replaces in its entirety the Company’s current credit facility with U.S. Bank National Association (collectively, the “U.S. Bank Credit Facility”). The material terms of the current credit facility were most recently disclosed in the Company’s Form 10-Q for the quarter ended May 31, 2017, in Note 8 to the Condensed Consolidated Financial Statements and in the Company’s Form 8-K filed August 16, 2017. The Company intends to use Term Loan A and Term Loan B to refinance all of the existing indebtedness outstanding under the U.S. Bank Credit Facility, in the amount of approximately $6,562,030.37, which consists of $6,528,223.08 in unpaid principal and approximately $33,807.29 in accrued and unpaid interest and fees. Borrowings pursuant to the Line of Credit may be used for working capital purposes.

The foregoing description of the material terms of the Credit Facility, including the Notes, the Commercial Guaranties, the Security Agreements, the Mortgages, the West Union Assignment of Rents, the Ohio Assignment of Rents, the Iowa Assignment of Rents and the Dubuque Assignment of Rents does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of each of the preceding documents, filed herewith and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosures set forth under Item 1.01 of this Form 8-K are incorporated by reference in this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth under Item 1.01 of this Form 8-K are incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:

10.1	Promissory Note (Line of Credit), between Bank Midwest and Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.2	Promissory Note (Term Loan A), between Bank Midwest and Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.3	Promissory Note (Term Loan B), between Bank Midwest and Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.4	Commercial Guaranty, by Ohio Metal Working Products/Art’s-Way Inc., dated September 28, 2017.

10.5	Commercial Guaranty, by Art’s-Way Scientific Inc., dated September 28, 2017.

10.6	Commercial Security Agreement, between Bank Midwest and Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.7	Commercial Security Agreement, between Bank Midwest and Ohio Metal Working Products/Art’s-Way Inc., dated September 28, 2017.

10.8	Commercial Security Agreement, between Bank Midwest and Art’s-Way Scientific Inc., dated September 28, 2017.

10.9	Mortgage (800 Highway 150 South, West Union, IA 52175), by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.10	Open-End Mortgage (3620 Progress Street ND, Canton, OH 44705), by Ohio Metal Working Products/Art’s-Way Inc., dated September 28, 2017.

10.11	Mortgage (556 Highway 9 and 203 West Oak Street, Armstrong & Monona, Iowa, 50514/55215), by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.12	Mortgage (7010 Chavenelle Rd, Dubuque, IA 52002) , by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.13	Assignment of Rents (3620 Progress Street ND, Canton, OH 44705), by Ohio Metal Working Products/Art’s-Way Inc., dated September 28, 2017.

10.14	Assignment of Rents (800 Highway 150 South, West Union, IA 52175) by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.15	Assignment of Rents (556 Highway 9 and 203 West Oak Street, Armstrong & Monona, Iowa, 50514/55215), by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.16	Assignment of Rents (7010 Chavenelle Rd, Dubuque, IA 52002) , by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2017

ART’S-WAY MANUFACTURING CO., INC.

/s/ Carrie L. Gunnerson
Carrie L. Gunnerson President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

ART’S-WAY MANUFACTURING CO., INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
September 28, 2017	000-05131

Exhibit No.	ITEM

10.1	Promissory Note (Line of Credit), between Bank Midwest and Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.2	Promissory Note (Term Loan A), between Bank Midwest and Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.3	Promissory Note (Term Loan B), between Bank Midwest and Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.4	Commercial Guaranty, by Ohio Metal Working Products/Art’s-Way Inc., dated September 28, 2017.

10.5	Commercial Guaranty, by Art’s-Way Scientific Inc., dated September 28, 2017.

10.6	Commercial Security Agreement, between Bank Midwest and Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.7	Commercial Security Agreement, between Bank Midwest and Ohio Metal Working Products/Art’s-Way Inc., dated September 28, 2017.

10.8	Commercial Security Agreement, between Bank Midwest and Art’s-Way Scientific Inc., dated September 28, 2017.

10.9	Mortgage (800 Highway 150 South, West Union, IA 52175), by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.10	Open-End Mortgage (3620 Progress Street ND, Canton, OH 44705), by Ohio Metal Working Products/Art’s-Way Inc., dated September 28, 2017.

10.11	Mortgage (556 Highway 9 and 203 West Oak Street, Armstrong & Monona, Iowa, 50514/55215), by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.12	Mortgage (7010 Chavenelle Rd, Dubuque, IA 52002) , by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.13	Assignment of Rents (3620 Progress Street ND, Canton, OH 44705), by Ohio Metal Working Products/Art’s-Way Inc., dated September 28, 2017.

10.14	Assignment of Rents (800 Highway 150 South, West Union, IA 52175) by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.15	Assignment of Rents (556 Highway 9 and 203 West Oak Street, Armstrong & Monona, Iowa, 50514/55215), by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.

10.16	Assignment of Rents (7010 Chavenelle Rd, Dubuque, IA 52002) , by Art’s-Way Manufacturing Co., Inc., dated September 28, 2017.